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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BOULEVARD ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BOULEVARD ACQUISITION CORP. II
399 Park Avenue, 6th Floor
New York, New York 10022

To the Stockholders of Boulevard Acquisition Corp. II:

        You are cordially invited to attend the 2017 annual meeting of stockholders (the "Annual Meeting") of Boulevard Acquisition Corp. II (the "Company") to be held on June 27, 2017 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

  1.
  To elect one director to serve as the Class I director on the Company's Board of Directors (the "Board") until the 2020 annual meeting of stockholders or until their successor is elected and qualified;

  2.
  To ratify the selection by our Audit Committee of EisnerAmper LLP ("EisnerAmper") to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

  3.
  Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AND "FOR" THE RATIFICATION OF EISNERAMPER LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

        The Board has fixed the close of business on May 26, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

        Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ MARC LASRY Chairman of the Board	/s/ STEPHEN S. TREVOR President, Chief Executive Officer, Secretary and Director

This proxy statement is dated May 30, 2017
and is being mailed with the form of proxy on or shortly after that date.

IMPORTANT

        Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.

        PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

BOULEVARD ACQUISITION CORP. II
399 Park Avenue, 6th Floor
New York, New York 10022

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 27, 2017

To the Stockholders of Boulevard Acquisition Corp. II:

        NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders (the "Annual Meeting") of Boulevard Acquisition Corp. II, a Delaware corporation (the "Company"), will be held on June 27, 2017 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166, to consider and vote upon the following proposals:

  1.
  To elect one director to serve as the Class I director on the Company's Board of Directors (the "Board") until the 2020 annual meeting of stockholders or until their successor is elected and qualified;

  2.
  To ratify the selection by our Audit Committee of EisnerAmper LLP ("EisnerAmper") to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

  3.
  Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        Only stockholders of record of the Company as of the close of business on May 26, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

        Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

        Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.boulevardacq.com/inv_relations.aspx.

By Order of the Board,
/s/ MARC LASRY Chairman of the Board	/s/ STEPHEN S. TREVOR President, Chief Executive Officer, Secretary and Director

i

BOULEVARD ACQUISITION CORP. II
399 Park Avenue, 6th Floor
New York, New York 10022

PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 27, 2017, at 10:00 a.m., local time
at the offices of Greenberg Traurig, LLP
The MetLife Building, 200 Park Avenue
New York, New York 10166

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

        This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of Boulevard Acquisition Corp. II, a Delaware corporation (the "Company," "we," us," and "our"), for use at the 2017 annual meeting of stockholders (the "Annual Meeting") to be held on June 27, 2017 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company's stockholders on or about May 31, 2017.

What is included in these materials?

        These materials include:

  •
  This Proxy Statement for the Annual Meeting;

  •
  The Company's Annual Report on Form 10-K for the year ended December 31, 2016, as amended, as filed with the Securities and Exchange Commission (the "SEC") on February 21, 2017.

What proposals will be addressed at the Annual Meeting?

        Stockholders will be asked to consider the following proposals at the Annual Meeting:

  1.
  To elect one director to serve as the Class I director on the Board until the 2020 annual meeting of stockholders or until their successor is elected and qualified; and

  2.
  To ratify the selection by our Audit Committee of EisnerAmper LLP ("EisnerAmper") to serve as our independent registered public accounting firm for the year ending December 31, 2017.

        We will also consider any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

        Our Board unanimously recommends that stockholders vote "FOR" the nominee for Director and "FOR" the ratification of the selection of EisnerAmper as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

        The Board has fixed the close of business on May 26, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Stockholders who owned shares of the Company's common stock, par value $0.0001 per share, as of the close of business on May 26, 2017 are entitled to vote at the Annual Meeting. As of the Record Date, there were 37,000,000 shares of Class A Common Stock, par value $0.0001 per share, and 9,250,000 shares of Class B Common Stock, par value $0.0001 per share, issued and outstanding.

How many votes must be present to hold the Annual Meeting?

        In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. On May 26, 2017, there were 37,000,000 shares of Class A Common Stock, par value $0.0001 per share, and 9,250,000 shares of Class B Common Stock, par value $0.0001 per share, outstanding and entitled to vote. Consequently, 23,125,001 shares of common stock must be present in person or by proxy at the Annual Meeting to constitute a quorum.

How many votes do I have?

        Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management."

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a "vote instruction form."

What is the proxy card?

        The proxy card enables you to appoint Marc Lasry, our Chairman of the Board, Stephen S. Trevor, our President, Chief Executive Officer ("CEO"), Secretary and Director, Thomas Larkin, our Chief Financial Officer ("CFO"), and Randy Takian, our Vice President of Acquisitions, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of Messrs. Lasry, Trevor, Larkin and Takian to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company's shares, how do I vote?

        There are two ways to vote:

  •
  In person.  If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

  •
  By Mail.  You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

        There are three ways to vote:

  •
  In person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

  •
  By mail.  You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

  •
  By telephone, fax, or over the Internet.  You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain "routine" matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

        Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present, and in the case of Proposal Two, will be counted the same as a vote against the proposal.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast at the Annual Meeting. "Plurality" means that the individual who receives the largest number of votes cast "FOR" is elected as director.

What vote is required to ratify the selection by our Audit Committee of EisnerAmper as our independent registered public accounting firm?

        Approval of the proposal to ratify the selection of EisnerAmper as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Secretary at 399 Park Avenue, 6th Floor, New York, New York 10022, a written notice of revocation prior to the Annual Meeting.

        Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

        If you sign your proxy card without providing further instructions, your shares will be voted "FOR" the director nominee and "FOR" the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company's Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

        The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Morrow Sodali LLC ("Morrow") to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or banks and brokers can call collect at (203) 658-9400, or by email at BLVD.info@morrowsodali.com. The Company has agreed to pay

Morrow a fee of $4,000 and reasonable expenses, for its services in connection with the solicitation of proxies.

Who are the sponsors of the Company?

        References throughout this proxy statement to our "Sponsor" are to Boulevard Acquisition Sponsor II, LLC, a Delaware limited liability company.

Who can help answer my questions?

        You can contact our Secretary, Stephen S. Trevor, with any questions about the proposals described in this proxy statement or how to execute your vote at:

Boulevard Acquisition Corp. II
399 Park Avenue, 6th Floor
New York, New York 10022
Email: info@boulevardacq.com
Tel: (212) 878-3500

or

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Email: BLVD.info@morrowsodali.com
Tel: (800) 662-5200 or
Banks and brokers: (203) 658-9400

THE ANNUAL MEETING

        We are furnishing this proxy statement to you as a stockholder of the Company as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on June 27, 2017, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

        The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166, on June 27, 2017, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

  •
  To elect one director to serve as the Class I director on the Company's Board until the 2020 annual meeting of stockholders or until their successor is elected and qualified; and

  •
  To ratify the selection by our Audit Committee of EisnerAmper to serve as our independent registered public accounting firm for the year ending December 31, 2017.

  •
  To vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Record Date, Voting and Quorum

        Our Board fixed the close of business on May 26, 2017, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 37,000,000 shares of Class A Common Stock, par value $0.0001 per share, and 9,250,000 shares of Class B Common Stock, par value $0.0001 per share, issued, outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

        The holders of 23,125,001 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

        The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election of directors is required to elect the one director to serve as the Class I director on the Board.

        The approval of the proposal to ratify the selection of EisnerAmper as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

        You can vote your shares at the Annual Meeting by proxy or in person.

        You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called "proxies" and using them to cast your ballot at the Annual Meeting is called voting "by proxy."

        If you wish to vote by proxy, you must (i) complete the enclosed form, called a "proxy card," and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

        If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate each of the Chairman of the Board, our CEO and our CFO to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

        Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

        While we know of no other matters to be acted upon at this year's Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Messrs. Lasry, Trevor, Larkin and Takian.

        A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

        Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted "FOR" the election of the nominee for Director and "FOR" the ratification of the selection of EisnerAmper as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

        Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary, Stephen S. Trevor, at (212) 878-3500 or by sending a letter to Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022. Alternatively, we have retained Morrow to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or banks and brokers can call collect at (203) 658-9400, or by email at BLVD.info@morrowsodali.com.

        Stockholders who hold their shares in "street name," meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

        Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by (i) filing with our Secretary at Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022 either (a) a written notice of revocation bearing a date later than the date of such proxy or (b) a subsequent proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person.

        Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

        Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

        The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals. We have retained Morrow to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or banks and brokers can call collect at (203) 658-9400, or by email at BLVD.info@morrowsodali.com. The Company has agreed to pay Morrow a fee of $4,000 and reasonable expenses, for its services in connection with the solicitation of proxies.

No Right of Appraisal

        Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

        We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

        Our principal executive offices are located at Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022. Our telephone number at such address is (212) 878-3500.

 DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

        The directors and executive officers of the Company are as follows:

Name	Age	Position
Marc Lasry	57	Chairman of the Board
Stephen S. Trevor	53	President, CEO, Secretary and Director
Thomas Larkin	53	CFO
Randy Takian	42	Vice President of Acquisitions
Robert J. Campbell	68	Independent Director
Joel Citron	55	Independent Director
Darren Thompson	54	Independent Director

        Marc Lasry has served as the Chairman of our Board since September 21, 2015. Mr. Lasry is the chairman, chief executive officer and co-founder of Avenue Capital Group ("Avenue"), an affiliate of the Company. Mr. Lasry also served as Chairman of the board of directors of Boulevard I from February 2014 until the completion of the AgroFresh acquisition on July 31, 2015. Mr. Lasry currently serves on the board of directors of AgroFresh. Mr. Lasry re-joined the board of directors of AgroFresh in February 2016, after having previously served as the Chairman of AgroFresh's board of directors from February 2014 until July 31, 2015. Distressed investing has been the focus of his professional career for over 30 years. Prior to founding Avenue, Mr. Lasry co-founded Amroc Investments, LLC, or Amroc, and prior to that, managed capital for Amroc Investments, L.P., a distressed debt investment firm organized in association with the Robert M. Bass Group and a predecessor to Amroc. Prior to that, Mr. Lasry served as Co-Director of the Bankruptcy and Corporate Reorganization Department at Cowen & Company and as Director of the Private Debt Department at Smith Vasiliou Management. Mr. Lasry clerked for the Honorable Edward Ryan, former Chief Bankruptcy Judge of the Southern District of New York. Throughout his career, Mr. Lasry has served on the board of advisors/directors or as a member of both for-profit and not-for-profit public and private companies not affiliated with Avenue, including the Mount Sinai School of Medicine, 92nd Street Y, the Council on Foreign Relations, the Clinton Global Initiative and the Global Endowment Management. Mr. Lasry holds a Bachelor of Arts degree in History from Clark University and a Juris Doctor from New York Law School.

        Mr. Lasry is qualified to serve on our Board because of his private investment experience, his board experience with public and private companies and his prior experience with Boulevard I.

        Stephen S. Trevor has served as our President, CEO and Secretary and a director since our inception in July 2015. Since February 2012, Mr. Trevor has served as a portfolio manager at Avenue focused on private debt, private equity and distressed for control investments. From March 2016 to October 2016, Mr. Trevor served as interim co-chief executive officer of AgroFresh. Mr. Trevor also served as Boulevard I's President, chief executive officer, Secretary and a director from its inception in October 2013 until the completion of the AgroFresh acquisition on July 31, 2015, and Mr. Trevor continues to serve as a director of AgroFresh. From February 2011 to January 2012, Mr. Trevor served as Senior Advisor to United States Senator Kirsten Gillibrand. From 2007 to 2010, Mr. Trevor held various leadership roles at Morgan Stanley, including co-head of Merchant Banking and Private Equity, global co-head of Investment Management and was a member of Morgan Stanley's management and risk committees. During his time at Morgan Stanley, Mr. Trevor oversaw capital raises for Morgan Stanley Capital Partners V, Morgan Stanley Credit Partners, Morgan Stanley Infrastructure Partners and Morgan Stanley Private Equity Asia Fund 3. He also sat on the investment committees of funds totaling $25 billion of assets under management and with more than 600 employees. Prior to Morgan Stanley, Mr. Trevor was a partner and managing director in the Principal Investment Area in Goldman

Sachs. During his fifteen year tenure, Mr. Trevor, who was based in New York, London and Hong Kong, headed multiple Goldman Sachs initiatives, including leading Goldman Sachs Capital Partners' investing activities in Germany and served on the Principal Investment Area's Investment and Operating committees. Mr. Trevor has served on the board of directors of various companies, including Berry Plastics Corporation, Capmark Financial Group, Cobalt International Energy, L.P., Cognis, Deutsche Kabel, Messer Griesheim Holding and Wincor Nixdorf. Mr. Trevor holds a Bachelor of Arts degree in Political Science and Psychology from Columbia College, a Master of Business Administration degree from Harvard Business School and was a member of the United States Olympic Fencing teams in 1984 and 1988.

        Mr. Trevor is qualified to serve on our Board because of his private investment and investment banking experience, his board experience with public and private companies and his prior experience with Boulevard I.

        Thomas Larkin has served as our CFO since our inception in July 2015. Since April 2011, Mr. Larkin has served as the chief financial officer of Avenue and various entities controlled by Avenue. He is responsible for Avenue's accounting, operations, and tax functions. Mr. Larkin also served as Boulevard I's chief financial officer from November 2013 until the completion of the AgroFresh acquisition on July 31, 2015. Prior to joining Avenue in 2011, Mr. Larkin was the chief operating officer of Ellington Management Group, where he was responsible for the firm's accounting, operational and financial activities. Prior to joining Ellington in 2004, Mr. Larkin served as chief financial officer of Resurgence Asset Management, an investment management firm specializing in securities of financially distressed companies. At Resurgence, Mr. Larkin was responsible for all accounting and financial operations. Prior to joining Resurgence in 1997, he was the controller of Concord International Investments Group, a multinational investment management firm. Mr. Larkin started his career at Ernst & Young, where he provided auditing and consulting services to companies in a variety of industries, including hedge funds, mutual funds, and oil and gas concerns. Mr. Larkin holds a Bachelor of Science degree in Accounting from Boston College.

        Randy Takian has served as our Vice President of Acquisitions since our inception in July 2015. Since November 2010, Mr. Takian has served as Avenue's Head of Public Fund Strategy. Prior to joining Avenue in 2010, he held various roles at Morgan Stanley's Asset Management ("MSIM") from January 2007 to September 2010, most recently as Managing Director and Head of Americas Distribution, Product and Marketing as well as the Corporate Development team. Prior roles at MSIM included heading strategy and product development and the $10 billion AUM Senior Loan business for the Alternatives Group. He joined Morgan Stanley from Bank of America, where Mr. Takian led the strategy and mergers and acquisitions team for the Global Wealth & Investment Management businesses. He is on the Board of Directors and is the Principal Executive Officer for Avenue Income Credit Strategies Fund ("ACP"), a non-diversified, closed-end management investment company registered under the Investment Company Act with publicly traded shares, and Avenue Mutual Funds Trust ("AMFT"), a non-diversified, open-end management investment company registered under the Investment Company Act. He is also a past board member of Kabu, a public company in Japan. He is Vice Chairman of the Board of Lenox Hill Neighborhood House, the largest social services organization on the Upper East Side of Manhattan. Mr. Takian graduated from Brown University with dual degrees in Economics and International Relations.

        Robert J. Campbell has served on our Board as an independent director since September 2015. Since November 2011, Mr. Campbell has served as the chairman of the board of directors of Enstar Group Limited, an insurance run-off company, and has served as its independent director since November 2007. Since January 1991, Mr. Campbell has served as a partner at Beck, Mack & Oliver LLC, a private investment advisory firm. Mr. Campbell has also served on Boulevard I's (now known as AgroFresh) board of directors since February 2014 and is chairman of its audit committee. Mr. Campbell holds a Bachelor of Arts in Economics from Williams College.

        Mr. Campbell is qualified to serve on our Board because of his private investment advisory experience and his board experience with private and public companies, including his service as a member of the board of Boulevard I.

        Joel Citron has served on our Board as an independent director since September 2015. Since June 2009, Mr. Citron has served as the chief investment officer and managing member of TAH Management/TAH Capital Partners, a private investment management firm, and since October 2008, as the co-chief executive officer of Tenth Avenue Holdings, a related holding company. Mr. Citron also served on Boulevard I's board of directors from February 2014 until the completion of the AgroFresh acquisition on July 31, 2015. From January 2006 through December 2008, Mr. Citron served as managing partner of Jove Partners, a hedge fund and private equity firm, and from January 2002 through September 2008, as the chief executive officer of Jovian Holdings, a privately held investment and operating company. Mr. Citron also serves as the chairman of the board of trustees of ACP and AMFT since December 2010 and May 2012, respectively. From September 2011 to May 2015, Mr. Citron served as the chairman of Oasmia, AB, a Swedish publicly traded biotechnology company. Since June 2010, Mr. Citron has served as chairman of Tenth Avenue Commerce, a privately held e-commerce company, and since January 2015 as a director of Evolution Gaming Group AB, a publicly-traded provider of live casino systems in Europe (serving as chairman until October 2016). Mr. Citron has served as a director of Attivio, Inc., a privately held software company, since December 2009, and Hello Products LLC, a privately held consumer package goods company, since March 2013. Mr. Citron's community involvement includes serving as a board member of the Birthright Israel Foundation, a board member of Starfall Education Foundation and a member of the board of counselors of the Shoah Foundation at the University of Southern California. Mr. Citron holds a Bachelor of Science in Business Administration and a Master of Arts in Economics from the University of Southern California.

        Mr. Citron is qualified to serve on our Board because of his private investment advisory experience and his board experience with public and private companies, including his service as a member of the board of Boulevard I.

        Darren Thompson has served on our Board as an independent director since September 2015. Since June 2016, Mr. Thompson has served as President and Chief Financial Officer of Spruce Finance Inc., a provider of consumer financing for residential solar and home efficiency improvements in the U.S. Since June 2011, Mr. Thompson has also served as a senior advisor at RailField Realty Partners, LLC, a private investment and advisory firm. Mr. Thompson is also an independent consultant, and has acted in this capacity since September 2010, after serving as a special advisor at the American Express Company from January 2010 through August 2010, and as chief financial officer of Revolution Money, Inc., a payment network, or Revolution Money, prior to its acquisition by the American Express Company in January 2010. From February 2015 through April 2016, Mr. Thompson also served as chief financial officer of B2R Finance L.P., a financial technology company providing financing solutions to the rental home marketplace. Mr. Thompson also served on Boulevard I's board of directors from February 2014 until the completion of the AgroFresh acquisition on July 31, 2015. Mr. Thompson has also previously served as an officer at Fannie Mae and managing director of Goldman Sachs. Mr. Thompson also serves as a trustee of ACP and AMFT since December 2010 and May 2012, respectively. Mr. Thompson holds an Atrium Baccalaureus in Biochemistry from Harvard University and a Master of Business Administration degree from Harvard Business School.

        Mr. Thompson is qualified to serve on our Board because of his private investment advisory experience, his business experience as a former chief financial officer of Revolution Money and his board experience with public and private companies, including his service as a member of the board of Boulevard I.

Corporate Governance

Number and Terms of Office of Officers and Directors

        We have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Citron, will expire at this annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Campbell and Thompson, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Lasry and Trevor, will expire at the third annual meeting of stockholders.

        Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, CEO, President, CFO, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the Board.

Director Independence

        NASDAQ listing standards require that a majority of our Board be independent. An "independent director" is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Robert J. Campbell, Joel Citron, and Darren Thompson are "independent directors" as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committee Membership, Meetings and Attendance

        We currently have the following standing committees: the Audit Committee and the Compensation Committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") require that the audit committee and compensation committee of a listed company be comprised solely of independent directors. Each of the standing committees of the Board is comprised entirely of independent directors.

        During the fiscal year ended December 31, 2016:

  •
  the Board held eight meetings and otherwise acted by unanimous written consent in lieu of a meeting;

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  four meetings of the Audit Committee were held; and

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  no meetings of the Compensation Committee were held.

        Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board and the respective committees of which he is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2016.

        This Annual Meeting will be the first annual meeting of stockholders of the Company.

  Audit Committee

        We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available, free of charge, from the Company by writing to the Company's Secretary, 399 Park Avenue, 6th Floor, New York, New York 10022.

        We have an Audit Committee comprised of Robert J. Campbell, Joel Citron and Darren Thompson, each of whom is an independent director. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Darren Thompson serves as the Chairman of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board has determined that Darren Thompson qualifies as an "audit committee financial expert" as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.

        We have adopted an Audit Committee Charter, the responsibilities of our Audit Committee include:

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  Meeting with our independent accountants regarding, among other issues, audits, and adequacy of our accounting and control systems;

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  Monitoring the independence of the independent auditor;

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  Verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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  Appointing or replacing the independent auditor;

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  Pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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  Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

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  Monitoring compliance, on a regularly scheduled basis, with the terms of our initial public offering and, if any noncompliance is identified, promptly taking all action necessary to rectify such noncompliance or otherwise causing us to come into compliance with the terms of our initial public offering;

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  Inquiring and discussing with management our compliance with applicable laws and regulations;

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  Determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

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  Reviewing and approving, on a quarterly basis, all payments made to our existing holders, Sponsor, executive officers or directors and their respective affiliates.

        A copy of the Audit Committee Charter is available, free of charge, as an exhibit to our registration statement, as filed on the SEC's web site www.sec.gov, or from the Company by writing to the Company's Secretary, 399 Park Avenue, 6th Floor, New York, New York 10022. A copy of our Audit Committee Charter was filed as an exhibit to our amended Form S-1 filed with the SEC on September 17, 2015. A link to our past filings with the SEC can be found on our website at the following address: www.boulevardacq.com/inv_relations.aspx.

  Compensation Committee

        The members of our Compensation Committee are Messrs. Campbell, Citron and Thompson, each of whom is an independent director. We have adopted a Compensation Committee Charter, which details the principal functions of the Compensation Committee, including:

  •
  Determining, in executive session, the compensation for our CEO or President, if such person is acting as our CEO;

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  Reviewing and determining the compensation of our executive officers other than the CEO based upon the recommendation of the CEO and such other customary factors that the committee deems necessary or appropriate;

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  Approving the overall amount or percentage of plan and/or bonus awards to be granted to all of our employees and delegating to our executive management the right and power to specifically grant such awards to each employee within the aggregate limits and parameters set by the committee;

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  Reviewing and evaluating the performance of our CEO and other executive officers;

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  Reviewing and approving the design of other benefit plans pertaining to our executives and employees;

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  Approving such reports on compensation as are necessary for filing with the SEC and other government bodies;

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  Assisting management in complying with our proxy statement and annual report disclosure requirements;

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  Approving the overall amount or percentage of plan and/or bonus awards to be granted to all of our employees and delegating to our executive management the right and power to specifically grant such awards to each employee within the aggregate limits and parameters set by the committee;

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  Reviewing, recommending to our Board, and administering all plans that require "disinterested administration" under Rule 16b-3 under the Exchange Act;

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  Approving the amendment or modification of any compensation or benefit plan pertaining to our executives or employees that does not require stockholder approval;

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  Reviewing and recommending to our Board the adoption of or changes to the compensation of our independent directors;

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  Retaining, in its sole discretion (at our expense), outside consultants and obtaining assistance from members of management as the committee deems appropriate in the exercise of its authority;

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  Making reports and recommendations to our Board within the scope of its functions and advising our officers regarding various personnel matters as may be raised with the committee;

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  Approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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  Reviewing the form, terms and provisions of employment and similar agreements with our executive officers and any amendments thereto; and

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  To the extent the same has been adopted, reviewing, at least annually, our compensation philosophy.

        None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to an administrative services agreement, dated September 21, 2015, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and general and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder's and consulting fees, will be paid to our Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

        The Compensation Committee Charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

        Additionally, a copy of the Compensation Committee Charter is available, free of charge, as an exhibit to our registration statement, as filed on the SEC's web site www.sec.gov, or from the Company by writing to the Company's Secretary, 399 Park Avenue, 6th Floor, New York, New York 10022. A copy of our Compensation Committee Charter was filed as an exhibit to our amended Form S-1 filed with the SEC on September 17, 2015. A link to our past filings with the SEC can be found on our website at the following address: www.boulevardacq.com/inv_relations.aspx.

  Director Nominations

        We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Campbell, Citron and Thompson. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

        The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

        We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

        The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:
Audit Committee of the Board
Robert J. Campbell
Joel Citron
Darren Thompson

Involvement in Certain Legal Proceedings

        To the knowledge of the Company, during the last ten years, none of the Company's directors, executive officers and nominees has:

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  had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

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  been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

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  been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

  •
  been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

  •
  been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

*
The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

Material Proceedings

        There are no material proceedings to which any director or executive officer of the Company or any of their respective associates is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.

Board Leadership Structure and Role in Risk Oversight

        Our Board recognizes that the leadership structure and combination or separation of the CEO and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. Currently, the positions of CEO and Chairman are held by two different individuals.

        The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board's committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Messrs. Campbell, Citron and Thompson, each of whom is an independent director. None of our executive officers currently serves, and in the past year has not served, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the year ended December 31, 2016, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Procedures for Contacting Directors

        Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company's Secretary, Stephen Trevor, c/o Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

        Neither our executive officers nor our directors presently have any fiduciary or contractual obligations to other entities pursuant to which such officer or director is required to present acquisition opportunities to such entity, although such obligations could arise in the future. Accordingly, in the future, if any of our officers or directors becomes aware of an acquisition opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she may need to honor his or her fiduciary or contractual obligations to present such acquisition opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers arising in the future would materially undermine our ability to complete our business combination.

        In particular, all of our executive officers have fiduciary duties to Avenue and may have fiduciary duties to certain companies in which Avenue or its affiliates have invested or for whom an Avenue affiliate serves as investment adviser. However, we do not expect these duties to present a significant actual conflict of interest with our search for an initial business combination because Avenue and the companies in which it or its affiliates hold investments typically invest in debt securities and other debt obligations of these companies. In addition, neither we nor our executive officers have any existing obligations (contractual or otherwise) to prioritize, allocate or first offer business combination opportunities appropriate for us to any Avenue affiliated entities. We may acquire a company in which Avenue or its affiliates own a debt position, but we will treat any debt that we own the same as any third-party debt and our independent directors will need to review and approve any proposed business combination with a company in which Avenue owns a debt position before we enter into any definitive agreement to acquire the target company. Furthermore, we have agreed that any target company with respect to which Avenue has initiated any contacts or entered into any discussions, formal or informal, or negotiations regarding such company's acquisition prior to the completion of our initial public offering will not be a potential acquisition target for us, unless Avenue declines to pursue an investment in such company and notifies us in writing.

        Each of our officers and directors may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 24 months after September 25, 2015 or 27 months, as applicable. Potential investors should also be aware of the following other potential conflicts of interest:

  •
  None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

  •
  Our Sponsor purchased founder shares and private placement warrants in connection with our initial public offering and the underwriters' partial exercise of their over-allotment option. Our Sponsor has agreed to waive its redemption rights with respect to its founder shares and public shares in connection with the consummation of our initial business combination. Additionally, our Sponsor has agreed to waive its redemption rights with respect to its founder shares if we fail to consummate our initial business combination within 24 months (or 27 months, as applicable) after September 25, 2015. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. On September 21, 2015, the founder shares were placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, (i) the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants will not be transferable, assignable or saleable until 30 days after the completion of our initial business combination. Accordingly, our officers and directors who directly or indirectly own founder shares or private placement warrants may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

  •
  Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

        The conflicts described above may not be resolved in our favor.

        In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

  •
  the corporation could financially undertake the opportunity;

  •
  the opportunity is within the corporation's line of business; and

  •
  it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

        Our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to our Company or any of our officers or directors, or any of their respective affiliates.

Limitation on Liability and Indemnification of Officers and Directors

        Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

        As of September 21, 2015, we entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors' and officers' liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

        These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

        We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Code of Ethics

        We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics, our Audit Committee Charter and our Compensation Committee Charter as exhibits to our registration statement. You will be able to review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

        None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to an administrative services agreement, dated September 21, 2015, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder's and consulting fees, will be paid to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

        After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

        We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management's motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of May 26, 2017, by:

  •
  each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  •
  each of our officers, directors; and

  •
  all our officers and directors as a group.

        Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as the Company's warrants are not exercisable within 60 days of the date of this Proxy Statement. We have based our calculation of the percentage of beneficial ownership on 46,250,000 shares of common stock outstanding on May 26, 2017.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock Beneficially Owned
Boulevard Acquisition Sponsor II, LLC (our sponsor)(2)	8,926,248	19.3%
Marc Lasry(2)	8,926,248	19.3%
Sonia E. Gardner(2)	8,926,248	19.3%
Stephen S. Trevor(2)	8,926,248	19.3%
Robert J. Campbell	30,834	*
Joel Citron	30,834	*
Darren Thompson	30,834	*
Thomas Larkin	—	—
Randy Takian	—	—
All directors and officers as a group (7 individuals)(2)	9,018,750	19.5%
Alyeska Investment Group, L.P.(3)	2,835,402	6.1%
Capstone Investment Advisors, LLC(4)	2,325,000	5.0%
Davidson Kempner Partners(5)	8,000,000	17.3%

(1)
Unless otherwise noted, the business address of each of the persons and entities listed above is 399 Park Avenue, 6th Floor, New York, NY 10022.

(2)
The managing members of Boulevard Acquisition Sponsor II, LLC are Marc Lasry, Sonia E. Gardner and Stephen S. Trevor, who exercise voting and dispositive control over the shares held by our Sponsor. Accordingly, they may be deemed to share beneficial ownership of such shares. Mr. Lasry, Mr. Trevor and Ms. Gardner disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.

(3)
This information is based solely on the Schedule 13G/A filed with the SEC on February 14, 2017 on behalf of Alyeska Investment Group, L.P., a Delaware limited partnership ("Alyeska"), Alyeska Fund GP, LLC, a Delaware limited liability company, Alyeska Fund 2 GP, LLC, a Delaware limited liability company, and Anand Parekh. Anand Parekh is the chief executive officer of Alyeska. The address of each of these stockholders is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(4)
This information is based solely on the Schedule 13G/A filed with the SEC on February 14, 2017 on behalf of Capstone Investment Advisors, LLC ("Capstone"). The shares of common stock are held directly by Capstone Volatility Master (Cayman) Limited. Capstone acts as investment manager to, and exercises investment discretion with respect to the shares of common stock owned by Capstone Volatility Master (Cayman) Limited. The address of Capstone is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, NY 10007.

(5)
This information is based solely on the Schedule 13G filed with the SEC on October 26, 2015 on behalf of Davidson Kempner Partners ("DKP"), Davidson Kempner Institutional Partners, L.P. ("DKIP"), Davidson Kempner International, Ltd. ("DKIL"), Davidson Kempner Capital Management LP ("DKCM"), Thomas L. Kempner, Jr. and Robert J. Brivio, Jr. DKCM, a Delaware limited partnership and a registered investment adviser with the SEC, acts as investment manager to each of DKP, DKIP, and DKIL. DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Thomas L. Kempner, Jr., Timothy I. Levart, Robert J. Brivio, Jr., Eric P. Epstein, Anthony A. Yoseloff, Avram Z. Friedman, Conor Bastable, Morgan P. Blackwell, Shulamit Leviant, Patrick W. Dennis and Gabriel T. Schwartz. Thomas L. Kempner, Jr., and Robert J. Brivio, Jr., through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. The business address each of these stockholders is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, NY 10022.

        In July 2015, our Sponsor purchased 10,062,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. On September 3, 2015, our Sponsor transferred 33,542 founder shares to each of our independent director nominees at their original purchase price. In addition, our Sponsor transferred 251,563 founder shares to an unaffiliated purchaser. On October 9, 2015, 812,500 founder shares held in the aggregate by our Sponsor, our independent directors and the unaffiliated entity were forfeited in connection with the purchase by the underwriters' of an additional 2,000,000 units pursuant to the partial exercise of their over-allotment option, thereby reducing the total founder shares held by the initial stockholders to 9,250,000.

        Because our initial stockholders beneficially own 20% of our issued and outstanding shares of our common stock as of February 17, 2017, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

        Our Sponsor and an unaffiliated purchaser purchased 9,350,000 private placement warrants at a price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering and, along with the unaffiliated entity, purchased an additional 400,000 private placement warrants on October 9, 2015 in connection with the underwriters' partial exercise of their over-allotment option. Each sponsor warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The purchase price of the sponsor warrants was added to the proceeds from our initial public offering held in the trust account pending our completion of our initial business combination. If we do not complete our initial business combination within 24 months from September 25, 2015, the proceeds of the sale of the sponsor warrants will be used to fund the redemption of our public shares, and the sponsor warrants will expire worthless. The sponsor warrants are subject to the transfer restrictions described below. The sponsor warrants will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. If the sponsor warrants are held by holders other than the Sponsor or its permitted transferees, the sponsor warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in our initial public offering.

        The sponsor warrants may also be exercised by the Sponsor or its permitted transferees on a cashless basis. Otherwise, the sponsor warrants have terms and provisions that are identical to those of the warrants sold as part of the units in our initial public offering.

Escrow of Founder Shares and Private Placement Warrants and Transfer Restrictions

        On September 21, 2015, the founder shares and private placement warrants were placed into a segregated escrow account maintained by Continental Stock Transfer & Trust Company acting as escrow agent pursuant to an escrow agreement, dated September 21, 2015, between us, our Sponsor and the holders of the founder shares and private placement warrants, and the escrow agent. While in escrow, such securities may not be transferred, assigned, sold or released from escrow during the escrow period applicable to such securities. The applicable escrow period for the founder shares is the earlier of one year after the completion of our initial business combination or earlier if, subsequent to our business combination, (x) the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

        The applicable escrow period for the private placement warrants is 30 days following the completion of our initial business combination.

        Additionally, in the event of (i) our liquidation prior to the completion of our initial business combination or (ii) the completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stock holders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination, the escrow period shall terminate. However, in the case of clauses (a) through (f) below, such securities may be transferred within the escrow to certain permitted transferees, provided that they enter into a written agreement agreeing to be bound by these transfer restrictions. Permitted transfers include: (a) transfers to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor or their affiliates, or any affiliates of our Sponsor, (b) transfers by gift to a member of one of the members of our Sponsor's immediate family or to a trust, the beneficiary of which is a member of one of the members of our Sponsor's immediate family, an affiliate of our Sponsor or to a charitable organization; (c) transfers by virtue of laws of descent and distribution upon death of one of the members of our Sponsor; (d) transfers pursuant to a qualified domestic relations order; (e) transfers by virtue of the laws of the state of Delaware or our Sponsor's limited liability company agreement upon dissolution of our Sponsor; and (f) transfers by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased.

Registration Rights

        The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares of Class A common stock issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) will be entitled to registration rights pursuant to a registration rights agreement, dated September 21, 2015, among us and the initial stockholders. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain "piggy-back" registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (a) in the case of the founder shares, one year after the date of the consummation of our initial business combination or earlier if, subsequent to our business combination, (i) the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property (b) in the case of the private placement warrants and the respective Class A common stock underlying such warrants, 30 days after the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Securities Authorized for Issuance Under Equity Compensation Plans

        We have no compensation plans under which equity securities are authorized for issuance.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On July 28, 2015, we issued an aggregate of 10,062,500 founder shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.002 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering. On September 3, 2015, our Sponsor transferred 33,542 founder shares to each of our independent director nominees at their original purchase price. In addition, our Sponsor transferred 251,563 founder shares to an unaffiliated purchaser. On October 9, 2015, the Sponsor, our independent directors and the unaffiliated entity forfeited 812,500 founder shares in connection with the purchase by the underwriters of an additional 2,000,000 units pursuant to the partial exercise of their over-allotment option, thereby reducing the total founder shares held by our Sponsor, our independent directors and the unaffiliated entity to 9,250,000.

        Simultaneously with the closing of the offering, our Sponsor and the unaffiliated purchaser purchased an aggregate of 9,350,000 private placement warrants, each exercisable to purchase one share of our Class A common stock at $11.50 per share, at price of $1.00 per warrant. On October 9, 2015, our Sponsor and the unaffiliated purchaser purchased an additional 400,000 private placement warrants in a private placement that occurred simultaneously with the purchase of additional units by the underwriters pursuant to the partial exercise of their over-allotment option. As such, our Sponsor's interest in this transaction, including the interest of the unaffiliated purchaser, is valued at $9,750,000. Each sponsor warrant is exercisable for one share of our Class A common stock. We determined the purchase price for the private placement warrants by analyzing warrant trading prices of several comparable blank check companies that have not yet announced a business combination, all of which were substantially lower than $1.00 per warrant. We decided to sell the private placement warrants for $1.00 per warrant in order to cause fewer warrants to be issued than if the private placement warrants were issued for less than $1.00 per warrant, thereby resulting in less potential dilution. Each private placement warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

        As of September 21, 2015, we have agreed to pay Avenue Capital Management II, L.P., an affiliate of our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and general and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

        Other than as described above, no compensation of any kind, including finder's and consulting fees, will be paid to our Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

        Prior to the closing of the initial public offering, our Sponsor agreed to loan us up to $200,000 to be used for a portion of the expenses of our initial public offering. This loan was non-interest bearing, unsecured and due at the earlier of December 31, 2015 or the closing of the initial public offering. We repaid the full amount of $196,931 during the fiscal year and there was no outstanding loan balance as of December 31, 2015.

        In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

        After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

        We entered into a registration rights agreement on September 21, 2015 with respect to the founder shares and private placement warrants, which is described in the section entitled "Security Ownership of Certain Beneficial Owners and Management—Registration Rights," above, and under Item 12 of our Annual Report on Form 10-K for the year ended December 31, 2016—"Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Registration Rights."

        Our Audit Committee Charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. In addition, our Audit Committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire Audit Committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related party transactions.

        These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

        To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder's fees, reimbursements or cash payments will be made to our Sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:

  •
  Repayment of up to an aggregate of $200,000 in loans made to us by our Sponsor to cover offering- related and organizational expenses;

  •
  Payment to an affiliate of our Sponsor of $10,000 per month for office space, utilities, secretarial support and administrative services;

  •
  Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

  •
  Repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

        Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

        Any potential related party transaction that is brought to the Audit Committee's attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

        In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

  •
  whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

  •
  whether there are business reasons for us to enter into the transaction;

  •
  whether the transaction would impair the independence of an outside director;

  •
  whether the transaction would present an improper conflict of interest for any director or executive officer taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director's, executive officer's or related party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

  •
  any pre-existing contractual obligations.

        Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the Fiscal Year Ended December 31, 2016
Audit Fees(1)	$55,000
Audit-Related Fees(2)	—
Tax Fees(3)	$3,400
All Other Fees(4)	—
Total fees:	$58,400

(1)
Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by EisnerAmper in connection with regulatory filings.

(2)
Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)
Tax Fees.    Tax fees may consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We received tax-related services amounted to $3,400 during the fiscal year ended December 31, 2016. We did not receive tax-related services for the period from July 16, 2015 (inception) to December 31, 2015.

(4)
All Other Fees.    All other fees consist of fees billed for all other services. We did not receive products and services provided by EisnerAmper, other than those discussed above, for the fiscal year ended December 31, 2016 or the period from July 16, 2015 (inception) to December 31, 2015.

 PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE—ELECTION OF ONE CLASS I DIRECTOR

        Our amended and restated certificate of incorporation provides for a Board classified into three classes, whose terms of office expire in successive years. Our Board now consists of five directors as set forth above in the section entitled "Directors, Executive Officers and Corporate Governance—Directors and Officers".

        Mr. Joel Citron is nominated for election at this Annual Meeting of stockholders, as the director in Class I, to hold office until the annual meeting of stockholders in 2020, or until his successors are chosen and qualified.

        Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

        For the biography of the nominee to serve as a Class I director, please see the section entitled "Directors, Executive Officers and Corporate Governance—Directors and Officers".

Required Vote

        The nominee receiving the highest number of affirmative votes shall be elected as a director. You may withhold votes from the nominee.

Recommendation

        Our Board recommends a vote "FOR" the election to the Board of the above mentioned nominee.

 PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking the stockholders to ratify the Audit Committee's selection of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee is directly responsible for appointing the Company's independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2017, our Audit Committee intends to reconsider the selection of EisnerAmper as our independent registered public accounting firm.

        EisnerAmper has audited our financial statements for the fiscal year ended December 31, 2016. A representative of EisnerAmper is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if such representative desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to EisnerAmper for services rendered.

        Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by EisnerAmper in connection with regulatory filings. We incurred or expect to incur an aggregate of $55,000 for professional services rendered by EisnerAmper for the fiscal year ended December 31, 2016 for the review of the financial information included in our Quarterly Reports on Form 10-Q and the audit of the financial statements included in our annual report on Form 10-K.

        We incurred an aggregate of $96,000 for professional services rendered by EisnerAmper for the period from July 16, 2015 (inception) to December 31, 2015 for the audit of our financial statements dated, July 28, 2015 filed with our registration statement on Form S-1, the Form 8-K filed in connection with the closing of our initial public offering, the review of the financial information included in our Form 10-Q and the audit of the financial statements included in our Annual report on Form 10-K.

        Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not receive audit-related services that are not reported as Audit Fees for the fiscal year ended December 31, 2016 or the period from July 16, 2015 (inception) to December 31, 2015.

        Tax Fees.    We received tax-related services amounted to $3,400 during the fiscal year ended December 31, 2016. We did not receive tax-related services for the period from July 16, 2015 (inception) to December 31, 2015.

        All Other Fees.    We did not receive products and services provided by EisnerAmper, other than those discussed above, for the fiscal year ended December 31, 2016 or the period from July 16, 2015 (inception) to December 31, 2015.

        Our Audit Committee has determined that the services provided by EisnerAmper are compatible with maintaining the independence of EisnerAmper as our independent registered public accounting firm.

Pre-Approval Policy

        Our Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by EisnerAmper, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the

Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the Audit Committee at its next scheduled meeting.

Vote Required

        The ratification of the appointment of EisnerAmper requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

        Our Board recommends a vote "FOR" the ratification of the selection by the Audit Committee of EisnerAmper as our independent registered public accounting firm.

 OTHER MATTERS

Submission of Stockholder Proposals for the 2018 Annual Meeting

        We anticipate that the 2018 annual meeting of stockholders will be held no later than June 27, 2018. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 399 Park Avenue, 6th Floor, New York, New York 10022, no later than February 27, 2018.

        In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our Secretary at the principal executive offices of the Company, in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on or about June 27, 2018, notice of a nomination or proposal must be delivered to us no later than March 29, 2018 and no earlier than February 27, 2018. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

        Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

  •
  If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 399 Park Avenue, 6th Floor, New York, New York 10022, or by telephone at (212) 878-3500 to inform us of his or her request; or

  •
  If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

        We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and

Retrieval (known as "EDGAR") system and are publicly available on the SEC's website, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

        Any requests for copies of information, reports or other filings with the SEC should be directed to Boulevard Acquisition Corp. II, 399 Park Avenue, 6th Floor, New York, New York 10022, Attn: Secretary. You may also obtain these documents by requesting them from our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Email: BLVD.info@morrowsodali.com
Tel: (800) 662-5200
Banks and brokers: (203) 658-9400

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2017 Annual Meeting of Stockholders BOULEVARD ACQUISITION CORP. II June 27, 2017 10:00 A.M. Local Time This Proxy is Solicited On Behalf Of The Board Of Directors  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY Please mark your votes like this THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE AND “FOR” PROPOSAL TWO. 2. Ratification of the selection by the Audit Committee of EisnerAmper LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017. 1. To elect one Class I Director to serve on the Company’s Board until the 2020 annual meeting of stockholders or until their successor is elected and qualified. AGAINST ABSTAIN FOR FOR WITHHOLD Election of Class I Director: Joel Citron COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2017. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person. X Please be Sure to Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting The Proxy Statement and the 2016 Annual Report on Form 10-K are available at: www.boulevardacq.com/inv_relations.aspx  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF BOULE VARD ACQUISITION COR P. II BOULEVARD ACQUISITION CORP. II 399 Park Avenue, 6th Floor New York, New York 10022 June 27, 2017 The undersigned hereby appoints Marc Lasry, Stephen S. Trevor, Thomas Larkin and Randy Takian, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Boulevard Acquisition Corp. II (the “Company”) held of record by the undersigned at the close of business on May 26, 2017 at the Annual Meeting of Stockholders to be held at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 on June 27, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND FOR PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. (Continued, and to be marked, dated and signed, on the other side)